Employee Benefits	12 Months Ended
Dec. 31, 2015
Employee Benefits [Abstract]
Employee Benefits

(14) Employee Benefits

The Company sponsors defined contribution retirement plans for its employees, the principal plan being the 401(k) plan which is offered to its employees in the U.S. During 2015, the Company matched 100% of employee contributions up to 3.0% of the employee’s eligible compensation. Employees immediately vest in their contributions while the Company’s matching contributions vest at a rate of 20.0% per year. The Company also sponsors a similar plan for its employees in the U.K. The Company contributed $2.4 million, $1.3 million, and $0.7 million to the defined contribution benefit plans for the years ended December 31, 2015, 2014, and 2013, respectively.